SUPPLEMENT DATED MAY 30, 2013 TO THE SUMMARY PROSPECTUS

FOR PACIFIC LIFE FUNDS – PL PORTFOLIO OPTIMIZATION MODERATE FUND

CLASS A, B, C, R AND ADVISOR CLASS SHARES DATED DECEMBER 19, 2012

FOR THE ADVISOR CLASS SHARES AND

JULY 1, 2012 FOR ALL OTHER SHARE CLASSES

This supplement revises the PL Portfolio Optimization Moderate Fund Class A, B, C, R and Advisor Class Shares summary prospectus dated December 19, 2012 for the Advisor Class shares and July 1, 2012 for all other share classes as supplemented December 19, 2012 and March 22, 2013 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

The following is added to the “Portfolio Manager and Primary Title with Investment Adviser” table in the Fund management subsection:

Samuel S. Park, Investment Consultant and Portfolio Manager	Since 2013